Marathon Petroleum Corp. announces post-combination executive leadership team

FINDLAY, Ohio, July 25, 2018 – Marathon Petroleum Corp. (NYSE: MPC) announced today the executive team that will lead the combined company upon the closing of the combination of MPC and Andeavor (NYSE: ANDV). The new team will include executives from both MPC and Andeavor, leading a premier U.S. refining, marketing and midstream company into the future.

As previously announced, Gary R. Heminger will continue to serve as MPC’s Chairman and CEO. “This executive team represents unparalleled business acumen and a steadfast commitment to our core values,” said Heminger. “Both MPC and Andeavor are successful companies with excellent track records, and these leaders will enable us to deliver on the full potential of this powerful combination.”

The leadership team, consisting of seven executives from MPC and three from Andeavor, will include:

Gregory J. Goff, Executive Vice Chairman
Currently Chairman, President and CEO of Andeavor, Mr. Goff will have responsibility for MPC’s information technology, commercial and business development, strategy and corporate affairs functions.

Donald C. Templin, President of Refining, Marketing and Supply
Currently President of MPC, Mr. Templin will have responsibility for MPC’s refining, crude and feedstock supply, product distribution, marketing, environment and safety, and supply chain functions.

Anthony R. Kenney, President of Speedway LLC
Currently President of Speedway LLC, Mr. Kenney will have responsibility for all company- owned and -operated convenience stores.

Michael J. Hennigan, President of MPLX LP (NYSE: MPLX) Mr. Hennigan currently serves as President of MPLX.

Timothy T. Griffith, Senior Vice President and Chief Financial Officer
Currently MPC Senior Vice President and Chief Financial Officer, Mr. Griffith will have responsibility for MPC’s controller, audit, tax, treasurer, and budget and analysis functions.

Suzanne Gagle, General Counsel
Ms. Gagle currently serves as MPC General Counsel.

Fiona C. Laird, Chief Human Resources Officer
Ms. Laird currently serves as Andeavor’s Chief Human Resources Officer.

David R. Sauber, Senior Vice President of Labor Relations, Operations, Health and Administrative Services
Mr. Sauber is currently Senior Vice President of Human Resources, Health and Administrative Services for MPC. In his new position, he will report to Fiona C. Laird, Chief Human Resources Officer.

Kristina A. Kazarian, Vice President of Investor Relations

Ms. Kazarian currently serves as MPC Vice President of Investor Relations.

Don J. Sorensen, President of Andeavor Logistics LP (NYSE: ANDX) Mr. Sorensen currently serves as Senior Vice President of ANDX.

MPC expects to close the transaction in the second half of 2018, subject to regulatory and other customary closing conditions.

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About Marathon Petroleum Corporation
MPC is the nation’s second-largest refiner, with a crude oil refining capacity of approximately 1.9 million barrels per calendar day in its six-refinery system. Marathon brand gasoline is sold through approximately 5,600 independently owned retail outlets across 20 states and the District of Columbia. In addition, Speedway LLC, an MPC subsidiary, owns and operates the nation’s second-largest convenience store chain, with approximately 2,740 convenience stores in 22 states. MPC owns, leases or has ownership interests in approximately 10,800 miles of crude oil and light product pipelines. Through subsidiaries, MPC owns the general partner of MPLX LP, a midstream master limited partnership. Through MPLX, MPC has ownership interests in gathering and processing facilities with approximately 5.9 billion cubic feet per day of gathering capacity, 8.7 billion cubic feet per day of natural gas processing capacity and 610,000 barrels per day of fractionation capacity. MPC’s fully integrated system provides operational flexibility to move crude oil, NGLs, feedstocks and petroleum-related products efficiently through the company’s distribution network and midstream service businesses in the Midwest, Northeast, East Coast, Southeast and Gulf Coast regions.

MPC Investor Relations Contact:
Kristina Kazarian (419) 421-2017

MPC Media Contact:
Chuck Rice (419) 421-2521

This communication contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (“MPC“). These forward-looking statements relate to, among other things, the proposed transaction between MPC and Andeavor (“ANDV”) and include expectations, estimates and projections concerning the business and operations, strategic initiatives and value creation plans of MPC. In accordance with “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, these statements are accompanied by cautionary language identifying important factors, though not necessarily all such factors, that could cause future outcomes to differ materially from those set forth in the forward-looking statements. You can identify forward-looking statements by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the company’s control and are difficult to predict. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: the ability to complete the proposed transaction between MPC and ANDV on anticipated terms and timetable; the ability to obtain approval by the shareholders of ANDV and MPC related to the proposed transaction and the ability to satisfy various other conditions to the closing of the transaction contemplated by the merger agreement; the ability to obtain regulatory approvals of the proposed transaction on the proposed terms and schedule, and any conditions imposed on the combined entity in connection with consummation of the proposed transaction; the risk that the cost savings and any other synergies from the proposed transaction may not be fully realized or may take longer to realize than expected; disruption from the proposed transaction making it more difficult to maintain relationships with customers, employees or suppliers; risks relating to any unforeseen liabilities of ANDV; future levels of revenues, refining and marketing margins, operating costs, retail gasoline and distillate margins, merchandise margins, income from operations, net income or earnings per share; the regional, national and worldwide availability and pricing of refined products, crude oil, natural gas, NGLs and other feedstocks; consumer demand for refined products; our ability to manage disruptions in credit markets or changes to our credit rating; future levels of capital, environmental or maintenance expenditures, general and administrative and other expenses; the success or timing of completion of ongoing or anticipated capital or maintenance projects; the reliability of processing units and other equipment; business strategies, growth opportunities and expected investment; MPC’s share repurchase authorizations, including the timing and amounts of any common stock repurchases; the adequacy of our capital resources and liquidity, including but not limited to, availability of sufficient cash flow to execute our business plan and to effect any share repurchases, including within the expected timeframe; the effect of restructuring or reorganization of business components; the potential effects of judicial or other proceedings on our business, financial condition, results of operations and cash flows; continued or further volatility in and/or degradation of general economic, market, industry or business conditions; compliance with federal and state environmental, economic, health and safety, energy and other policies and regulations, including the cost of compliance with the Renewable Fuel Standard, and/or enforcement actions initiated thereunder; the anticipated effects of actions of third parties such as competitors, activist investors or federal, foreign, state or local regulatory authorities or plaintiffs in litigation; the impact of adverse market conditions or other similar risks to those identified herein affecting MPLX; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2017, and in the Form S-4 filed by MPC, filed with Securities and Exchange Commission (SEC). We have based our forward- looking statements on our current expectations, estimates and projections about our industry. We caution that these statements are not guarantees of future performance and you should not rely unduly on them, as they involve risks, uncertainties, and assumptions that we cannot predict. In addition, we have based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. While our respective management considers these assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Accordingly, our actual results may differ materially from the future performance that we have expressed or forecast in our forward-looking statements. We undertake no obligation to update any forward- looking statements except to the extent required by applicable law.

Additional Information and Where to Find It
In connection with the proposed transaction, MPC filed an amendment to the registration statement on Form S-4 with the SEC on July 20, 2018 that includes a preliminary proxy statement of MPC and ANDV. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND, WHEN AVAILABLE, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final joint proxy statement/prospectus will be mailed to stockholders of MPC and ANDV. Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, HYPERLINK "http://www.sec.gov/" www.sec.gov, from MPC at its website, HYPERLINK "http://www.marathonpetroleum.com/" www.marathonpetroleum.com, or by contacting MPC’s Investor Relations at 419.421.2414, or from ANDV at its website, HYPERLINK "http://www.andeavor.com/" www.andeavor.com, or by contacting ANDV’s Investor Relations at 210.626.4757.
Participants in Solicitation
MPC and ANDV and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information concerning MPC’s participants is set forth in the proxy statement, filed March 15,

2018, for MPC’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Information concerning ANDV’s participants is set forth in the proxy statement, filed March 15, 2018, for ANDV’s 2018 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the proposed transaction will be included in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.